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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 08, 2003


                                ________________

                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


                                 _______________


         Delaware                     0-26012                     35-1948594
(State or other jurisdiction of      (Commission File)       (IRS Employer
incorporation or organization)        Number                 Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (260) 356-3311

                               ___________________


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                                TABLE OF CONTENTS

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

Signatures

Exhibit Index

Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          --------

               The following Exhibit is being furnished herewith:

               99.1 Registrant's Press Release, dated August 08, 2003.

Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

     In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

     On August 08, 2003, the Registrant announced the appointment of a new Director. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.

                                   By:     /s/ Stephen E. Zahn
                                           -------------------------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer
Dated:  August 08, 2003






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.

                                   By:     /s/ STEPHEN E. ZAHN
                                           -------------------------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer
Dated:  August 08, 2003






                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
------                     ----------------------

          99.1 Registrant's Press Release dated August 08, 2003